UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-27836 (Commission File Number)	65-0643773 (IRS Employer Identification No.)

2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100
(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: +972-4-988-9488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 3, 2008, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that it intends to initiate a double blind, follow-on extension study as part of the Company’s on-going phase III clinical trial of its lead product candidate, prGCD, a proprietary plant cell expressed recombinant form of human Glucocerebrosidase (GCD) for the treatment of Gaucher disease, a lysosomal storage disorder in humans. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: June 3, 2008	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer